Exhibit 99.1

ImmuCell

ImmuCell Announces Preliminary, Unaudited Sales Results for the Year Ended December 31, 2022

For Immediate Release

PORTLAND, Maine – January 9, 2023 – ImmuCell Corporation (Nasdaq: ICCC) (“ImmuCell” or the “Company”), a growing animal health company that develops, manufactures and markets scientifically-proven and practical products that improve the health and productivity of dairy and beef cattle, today announced preliminary, unaudited sales results for the year ended December 31, 2022.

Preliminary, Unaudited Total Sales Results:
	2022	2021	($ Decrease)	(% Decrease)

During the Three-Month Periods Ended December 31,	$3.91 million	$5.44 million	$(1.53 million)	(28.2)%

During the Twelve-Month Periods Ended December 31,	$18.57 million	$19.24 million	$(675,000)	(3.5)%

As of December 31, 2022, there was a backlog of orders equal to approximately $2.5 million, representing an increase from approximately $205,000 as of September 30, 2022 and from approximately $2.4 million as of December 31, 2021. The Company believes that this backlog is a good indication of the strong demand for the First Defense® product line and supports the need for the investments the Company has made (and continues to make) to increase its production capacity.

“Our manufacturing plan for calendar year 2022 was to have the production equipment necessary to produce approximately $30-$35 million of product per year operational by July 1, 2022, but delays in the fabrication of certain critical equipment prevented this from happening,” commented Michael F. Brigham, President and CEO of ImmuCell. “However, we did achieve our revised goal of having this equipment in place by the end of 2022, putting us in better shape as we begin 2023. This equipment implementation delay and a previously disclosed loss related to production contamination events which occurred around the end of the third quarter of 2022, very unfortunately, have prolonged our backlog status.”

“We continue to work to achieve regulatory approval to commercialize Re-Tain®,” Mr. Brigham concluded. “We still expect to make our third submission of the CMC Technical Section during the first quarter of 2023. When made, this submission will be subject to a six-month review by the FDA.”

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Conference Call:

Since the first quarter of 2020, the Company has been providing a preliminary look at its top line results soon after the close of the quarter. The Company expects to provide this prompt, preliminary report on product sales until further notice going forward. The Company will host a conference call on Wednesday, February 22, 2023 at 9:00 AM ET to discuss the full financial results for the year ended December 31, 2022. Interested parties can access the conference call by dialing (844) 855-9502 (toll free) or (412) 317-5499 (international) at 9:00 AM ET. A teleconference replay of the call will be available until March 1, 2023 at (877) 344-7529 (toll free) or (412) 317-0088 (international), utilizing replay access code #1239083. Investors are encouraged to review the Company’s updated Corporate Presentation slide deck that provides an overview of the Company’s business and is available under the “Investors” tab of the Company’s website at www.immucell.com, or by request to the Company.

About ImmuCell:

ImmuCell Corporation's (Nasdaq: ICCC) purpose is to create scientifically-proven and practical products that improve the health and productivity of dairy and beef cattle. ImmuCell manufactures and markets First Defense®, providing Immediate Immunity™ to newborn dairy and beef calves, and is in the late stages of developing Re-Tain®, a novel treatment for subclinical mastitis in dairy cows without a milk discard requirement that provides an alternative to traditional antibiotics. Press releases and other information about the Company are available at: http://www.immucell.com.

Contacts:	Michael F. Brigham, President and CEO
ImmuCell Corporation
(207) 878-2770

Joe Diaz, Robert Blum and Joe Dorame
Lytham Partners, LLC
(602) 889-9700
iccc@lythampartners.com

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Cautionary Note Regarding Forward-Looking Statements (Safe Harbor Statement):

This Press Release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include, but are not limited to, any statements relating to: our plans and strategies for our business; projections of future financial or operational performance; the timing and outcome of pending or anticipated applications for regulatory approvals; factors that may affect the dairy and beef industries and future demand for our products; the extent, nature and duration of the COVID-19 pandemic and its consequences, and their direct and indirect impacts on our production activities, operating results and financial condition and on the customers and markets that we serve; the impact of Russia’s unprovoked military invasion of Ukraine and attack on its people on the world economy including inflation and the price and availability of grain, oil, and natural gas; the impact of the global supply-chain disruptions on our ability to obtain, in a timely and cost-effective fashion, all the supplies and components we need to produce our products; the challenges in attracting and retaining needed personnel in this current employment environment; the impact of inflation and rising interest rates on our operating expenses and financial results and on our suppliers and customers; the effects of a potential United States or global recession on us and our direct and indirect customers, the duration and severity of which are difficult to predict or anticipate; the scope and timing of ongoing and future product development work and commercialization of our products; future costs of product development efforts; the estimated prevalence rate of subclinical mastitis and producers’ level of interest in treating subclinical mastitis given the current economic and market conditions; the expected efficacy of new products; estimates about the market size for our products; future market share of and revenue generated by current products and products still in development; our ability to increase production output and reduce costs of goods sold per unit; the future adequacy of our own manufacturing facilities or those of third parties with which we have contractual relationships to meet demand for our products on a timely basis; the impacts of backlogs on customer relationships; the anticipated costs of (or time to complete) planned expansions of our manufacturing facilities and the adequacy of our funds available for these projects; the continuing availability to us on reasonable terms of third-party providers of critical products or services; the robustness of our manufacturing processes and related technical issues; estimates about our production capacity, efficiency and yield, which are highly subject to biological variability and the product format mix of our sales; the future adequacy of our working capital and the availability and cost of third-party financing; future regulatory requirements relating to our products; future expense ratios and margins; future compliance with bank debt covenants; costs associated with sustaining compliance with current Good Manufacturing Practice (cGMP) regulations in our current operations and attaining such compliance for our facilities to produce the Nisin Drug Substance and Drug Product; our effectiveness in competing against competitors within both our existing and our anticipated product markets; the cost-effectiveness of additional sales and marketing expenditures and resources; anticipated changes in our manufacturing capabilities and efficiencies; the value of our net deferred tax assets; projections about depreciation expense and its impact on income for book and tax return purposes; and any other statements that are not historical facts. Forward-looking statements can be identified by the use of words such as “expects”, “may”, “anticipates”, “aims”, “intends”, “would”, “could”, “should”, “will”, “plans”, “believes”, “estimates”, “targets”, “projects”, “forecasts”, “seeks” and similar words and expressions. In addition, there can be no assurance that future developments affecting us will be those that we anticipate. Such statements involve risks and uncertainties, including, but not limited to, those risks and uncertainties relating to: difficulties or delays in development, testing, regulatory approval, production and marketing of our products (including the First Defense® product line and Re-Tain®), competition within our anticipated product markets, customer acceptance of our new and existing products, product performance, alignment between our manufacturing resources and product demand (including the consequences of backlogs or excess inventory buildup), uncertainty associated with the timing and volume of customer orders as we come out of a prolonged backlog, adverse impacts of supply chain disruptions on our operations and customer and supplier relationships, our reliance upon third parties for financial support, products and services, our small size and dependence on key personnel, changes in laws and regulations, decision making and delays by regulatory authorities, a continuation or worsening of recent inflationary conditions and their impact on our customers’ order patterns, uncertainty and possible adverse effects on us and our customers arising from an economic recession, currency values and fluctuations (that could make our products more expensive for international customers) and other risks detailed from time to time in filings we make with the Securities and Exchange Commission (SEC), including our Quarterly Reports on Form 10-Q, our Annual Reports on Form 10-K and our Current Reports on Form 8-K. Such statements involve risks and uncertainties and are based on our current expectations, but actual results may differ materially due to various factors, including the risk factors summarized above.

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